UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21423

The Gabelli Dividend & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Dividend & Income Trust

First Quarter Report — March 31, 2012

Mario J. Gabelli, CFA	Barbara G. Marcin, CFA	Robert D. Leininger, CFA

Kevin V. Dreyer	Christopher J. Marangi	Jeffrey J. Jonas, CFA

To Our Shareholders,

For the quarter ended March 31, 2012, the net asset value (“NAV”) total return of The Gabelli Dividend & Income Trust (the “Fund”) was 8.5%, compared with a total return of 12.6% for the Standard & Poor’s (“S&P”) 500 Index. The total return for the Fund’s publicly traded shares was 7.8%. On March 31, 2012, the Fund’s NAV per share was $18.45, while the price of the publicly traded shares closed at $16.38 on the New York Stock Exchange (“NYSE”).

Enclosed is the schedule of investments as of March 31, 2012.

Comparative Results

Average Annual Returns through March 31, 2012 (a) (Unaudited)					Since Inception (11/28/03)
	Quarter	1 Year	3 Year	5 Year
Gabelli Dividend & Income Trust
NAV Total Return (b)	8.46%	2.30%	29.45%	1.13%	6.07%
Investment Total Return (c)	7.81	4.60	33.32	2.13	4.94
S&P 500 Index	12.59	8.54	12.04	2.01	5.61
Dow Jones Industrial Average	8.85	10.09	13.24	4.16	6.36	(d)
Nasdaq Composite Index.	18.96	12.37	8.22	6.02	6.52

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

(d)	From November 30, 2003, the date closest to the Fund’s inception for which data is available.

The Gabelli Dividend & Income Trust

Schedule of Investments — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 93.8%
	Aerospace — 3.0%
120,000	Exelis Inc.	$1,502,400
135,000	Goodrich Corp.	16,934,400
32,000	Kaman Corp.	1,086,400
114,000	Rockwell Automation Inc.	9,085,800
1,344,000	Rolls-Royce Holdings plc	17,455,660
187,000	The Boeing Co.	13,907,190

		59,971,850

	Agriculture — 0.2%
100,000	Archer-Daniels-Midland Co.	3,166,000
14,000	Westway Group Inc.†	81,060

		3,247,060

	Automotive — 0.5%
250,000	Ford Motor Co.	3,122,500
25,000	General Motors Co.†	641,250
46,500	Navistar International Corp.†	1,880,925
87,000	PACCAR Inc.	4,074,210

		9,718,885

	Automotive: Parts and Accessories — 1.4%
22,000	BorgWarner Inc.†.	1,855,480
411,000	Genuine Parts Co.	25,790,250
12,000	Johnson Controls Inc.	389,760

		28,035,490

	Building and Construction — 0.2%
97,000	Fortune Brands Home & Security Inc.†	2,140,790
55,000	Layne Christensen Co.†	1,223,750

		3,364,540

	Business Services — 0.9%
8,000	Clear Channel Outdoor Holdings Inc., Cl. A†	63,840
165,000	Diebold Inc.	6,355,800
115,000	Intermec Inc.†	888,950
21,000	Macquarie Infrastructure Co. LLC	692,790
20,000	MasterCard Inc., Cl. A	8,410,800
14,000	The Brink’s Co.	334,180
25,000	Thomson Reuters Corp.	722,500

		17,468,860

	Cable and Satellite — 1.5%
85,001	AMC Networks Inc., Cl. A†	3,793,595
331,000	Cablevision Systems Corp., Cl. A	4,859,080
16,000	Cogeco Inc.	870,059
32,000	Comcast Corp., Cl. A, Special	944,320
26,000	DIRECTV, Cl. A†	1,282,840
221,000	DISH Network Corp., Cl. A	7,277,530
53,000	EchoStar Corp., Cl. A†	1,491,420
67,000	Liberty Global Inc., Cl. A†	3,355,360
33,000	Liberty Global Inc., Cl. C†	1,580,370

Shares		Market Value
134,000	Rogers Communications Inc., Cl. B	$5,319,800

		30,774,374

	Communications Equipment — 0.2%
50,000	Thomas & Betts Corp.†	3,595,500

	Computer Hardware — 0.0%
16,000	SanDisk Corp.†	793,440

	Computer Software and Services — 0.7%
4,000	eBay Inc.†	147,560
10,000	Google Inc., Cl. A†	6,412,400
5,000	Liberty Interactive Corp., Cl. A†	95,450
125,000	Microsoft Corp.	4,031,250
4,000	RealD Inc.†	54,000
197,000	Yahoo! Inc.†	2,998,340

		13,739,000

	Consumer Products — 3.8%
15,000	Altria Group Inc.	463,050
150,000	Avon Products Inc.	2,904,000
50,000	Hanesbrands Inc.†	1,477,000
89,000	Harman International Industries Inc.	4,166,090
182,000	Kimberly-Clark Corp.	13,447,980
3,000	Mohawk Industries Inc.†	199,530
75,000	Newell Rubbermaid Inc.	1,335,750
30,000	Philip Morris International Inc.	2,658,300
840,000	Swedish Match AB	33,443,574
145,000	The Procter & Gamble Co.	9,745,450
75,000	Tupperware Brands Corp.	4,762,500

		74,603,224

	Diversified Industrial — 3.8%
95,000	Bouygues SA	2,905,280
130,000	Cooper Industries plc	8,313,500
777,000	General Electric Co.	15,594,390
347,000	Honeywell International Inc.	21,184,350
57,500	ITT Corp.	1,319,050
71,000	Owens-Illinois Inc.†	1,657,140
60,000	Smiths Group plc	1,009,597
6,000	Sulzer AG	852,775
16,000	Texas Industries Inc.	560,160
252,000	Textron Inc.	7,013,160
260,000	Tyco International Ltd.	14,606,800

		75,016,202

	Electronics — 1.5%
35,000	Emerson Electric Co.	1,826,300
769,900	Intel Corp.	21,641,889
105,000	TE Connectivity Ltd.	3,858,750
100,000	Texas Instruments Inc.	3,361,000

		30,687,939

	Energy and Utilities: Electric — 3.3%
80,000	ALLETE Inc.	3,319,200

See accompanying notes to schedule of investments.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares			Market Value
		COMMON STOCKS (Continued)
		Energy and Utilities: Electric (Continued)
177,000		American Electric Power Co. Inc.	$6,828,660
50,000		Edison International	2,125,500
210,000		Electric Power Development Co. Ltd.	5,693,367
654,000		Great Plains Energy Inc.	13,256,580
235,000		Integrys Energy Group Inc.	12,452,650
92,000		Pepco Holdings Inc.	1,737,880
197,000		Pinnacle West Capital Corp.	9,436,300
1,000		SCANA Corp.	45,610
12,000		TECO Energy Inc.	210,600
100,000		The AES Corp.†	1,307,000
75,000		The Southern Co.	3,369,750
140,000		UniSource Energy Corp.	5,119,800

			64,902,897

		Energy and Utilities: Integrated — 9.3%
12,000		Alliant Energy Corp.	519,840
95,000		Ameren Corp.	3,095,100
50,000		Avista Corp.	1,279,000
50,000		Black Hills Corp.	1,676,500
40,000		CH Energy Group Inc.	2,669,200
108,000		Chubu Electric Power Co. Inc.	1,949,402
352,000		CONSOL Energy Inc.	12,003,200
132,000		Consolidated Edison Inc.	7,711,440
66,000		Dominion Resources Inc.	3,379,860
135,000		Duke Energy Corp.	2,836,350
390,000		Edison SpA†	446,285
545,000		El Paso Corp.	16,104,750
110,000		Endesa SA	2,191,814
438,000		Enel SpA	1,584,252
50,000		Exelon Corp.	1,960,500
95,000		FirstEnergy Corp.	4,331,050
97,968		Hawaiian Electric Industries Inc.	2,483,489
250,000		Hera SpA	356,767
121,500		Hokkaido Electric Power Co. Inc.	1,783,527
121,500		Hokuriku Electric Power Co.	2,196,013
90,000		Iberdrola SA, ADR	2,045,700
130,000		Korea Electric Power Corp., ADR†	1,264,900
130,000		Kyushu Electric Power Co. Inc.	1,851,758
59,000		MGE Energy Inc.	2,619,010
34,102		National Grid plc, ADR	1,721,469
251,000		NextEra Energy Inc.	15,331,080
220,000		NiSource Inc.	5,357,000
446,700		NSTAR	21,723,021
338,000		OGE Energy Corp.	18,083,000
25,000		Ormat Technologies Inc.	503,750
167,000		Progress Energy Inc.	8,869,370
150,000		Public Service Enterprise Group Inc.	4,591,500
121,500		Shikoku Electric Power Co. Inc.	3,424,665
0	(a)	SunCoke Energy Inc.†	6
121,500		The Chugoku Electric Power Co. Inc.	2,256,198
48,000		The Empire District Electric Co.	976,800

Shares		Market Value
120,000	The Kansai Electric Power Co. Inc.	$1,858,644
135,000	Tohoku Electric Power Co. Inc.†	1,539,688
157,000	Vectren Corp.	4,562,420
295,000	Westar Energy Inc.	8,239,350
133,000	Wisconsin Energy Corp.	4,678,940
140,000	Xcel Energy Inc.	3,705,800

		185,762,408

	Energy and Utilities: Natural Gas — 3.5%
105,000	AGL Resources Inc.	4,118,100
25,000	Delta Natural Gas Co. Inc.	950,000
160,356	GDF Suez†	214
20,000	Kinder Morgan Energy Partners LP	1,655,000
424,000	National Fuel Gas Co.	20,402,880
167,000	ONEOK Inc.	13,637,220
139,600	Sempra Energy	8,370,416
27,000	South Jersey Industries Inc.	1,351,080
155,000	Southwest Gas Corp.	6,624,700
337,000	Spectra Energy Corp.	10,632,350
42,000	The Laclede Group Inc.	1,638,840

		69,380,800

	Energy and Utilities: Oil — 10.4%
57,000	Anadarko Petroleum Corp.	4,465,380
37,000	Apache Corp.	3,716,280
220,000	BG Group plc, ADR	5,095,200
160,000	BP plc, ADR	7,200,000
80,000	Chesapeake Energy Corp.	1,853,600
199,000	Chevron Corp.	21,340,760
342,700	ConocoPhillips	26,048,627
66,000	Devon Energy Corp.	4,693,920
140,000	Eni SpA, ADR	6,554,800
205,000	Exxon Mobil Corp.	17,779,650
41,000	Hess Corp.	2,416,950
459,400	Marathon Oil Corp.	14,562,980
251,700	Marathon Petroleum Corp.	10,913,712
114,000	Murphy Oil Corp.	6,414,780
224,100	Occidental Petroleum Corp.	21,341,043
1,000	PetroChina Co. Ltd., ADR	140,530
60,000	Petroleo Brasileiro SA, ADR	1,593,600
220,000	Repsol YPF SA, ADR	5,495,600
220,000	Royal Dutch Shell plc, Cl. A, ADR	15,428,600
640,100	Statoil ASA, ADR	17,353,111
100,000	Sunoco Inc.	3,815,000
185,000	Total SA, ADR	9,457,200

		207,681,323

	Energy and Utilities: Services — 2.6%
185,000	ABB Ltd., ADR†	3,775,850
74,000	Cameron International Corp.†	3,909,420
84,000	Diamond Offshore Drilling Inc.	5,607,000
398,600	Halliburton Co.	13,229,534
10,000	Noble Corp.	374,700

See accompanying notes to schedule of investments.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Services (Continued)
36,000	Oceaneering International Inc.	$1,940,040
76,000	Rowan Companies Inc.†	2,502,680
117,000	Schlumberger Ltd.	8,181,810
45,000	Transocean Ltd.	2,461,500
584,000	Weatherford International Ltd.†	8,812,560

		50,795,094

	Energy and Utilities: Water — 0.9%
11,000	American States Water Co.	397,540
352,000	American Water Works Co. Inc.	11,978,560
74,000	Aqua America Inc.	1,649,460
90,000	SJW Corp.	2,170,800
12,000	The York Water Co.	207,600
25,000	United Utilities Group plc, ADR	483,750

		16,887,710

	Entertainment — 1.0%
2,000	Liberty Media Corp. - Liberty Capital, Cl. A†	176,300
110,000	Take-Two Interactive Software Inc.†	1,692,350
90,000	The Madison Square Garden Co., Cl. A†	3,078,000
285,000	Time Warner Inc.	10,758,750
8,000	Viacom Inc., Cl. B	379,680
185,000	Vivendi SA	3,395,084

		19,480,164

	Environmental Services — 0.8%
16,000	Republic Services Inc.	488,960
30,075	Veolia Environnement	498,783
4,000	Waste Connections Inc.	130,120
449,000	Waste Management Inc.	15,697,040

		16,814,903

	Equipment and Supplies — 1.1%
95,000	CIRCOR International Inc.	3,160,650
3,000	Ingersoll-Rand plc	124,050
55,000	Lufkin Industries Inc.	4,435,750
68,000	Mueller Industries Inc.	3,090,600
622,500	RPC Inc.	6,604,725
142,000	Tenaris SA, ADR	5,428,660

		22,844,435

	Financial Services — 12.1%
178,000	Aflac Inc.	8,186,220
80,000	AllianceBernstein Holding LP	1,248,800
460,200	American Express Co.	26,627,172
330,000	Bank of America Corp.	3,158,100
42,000	BlackRock Inc.	8,605,800
150,770	Citigroup Inc.	5,510,643
18,000	CME Group Inc.	5,207,940
47,000	Deutsche Bank AG	2,340,130
230,000	Discover Financial Services	7,668,200
98,000	Fidelity National Financial Inc., Cl. A	1,766,940

Shares		Market Value
15,000	Fidelity National Information Services Inc.	$496,800
245,000	First Niagara Financial Group Inc.	2,410,800
115,000	H&R Block Inc.	1,894,050
62,000	HSBC Holdings plc, ADR	2,752,180
195,000	Invesco Ltd.	5,200,650
561,000	JPMorgan Chase & Co.	25,794,780
404,000	Legg Mason Inc.	11,283,720
44,000	M&T Bank Corp.	3,822,720
53,000	Moody’s Corp.	2,231,300
294,000	Morgan Stanley	5,774,160
40,000	National Australia Bank Ltd., ADR	1,025,200
172,000	New York Community Bancorp Inc.	2,392,520
104,000	Northern Trust Corp.	4,934,800
262,000	PNC Financial Services Group Inc.	16,896,380
289,000	SLM Corp.	4,554,640
170,000	State Street Corp.	7,735,000
147,000	T. Rowe Price Group Inc.	9,599,100
728,000	The Bank of New York Mellon Corp.	17,566,640
170,000	The Travelers Companies Inc.	10,064,000
60,000	U.S. Bancorp	1,900,800
359,000	Waddell & Reed Financial Inc., Cl. A	11,635,190
554,000	Wells Fargo & Co.	18,913,560
15,000	Willis Group Holdings plc	524,700
15,000	WR Berkley Corp.	541,800

		240,265,435

	Food and Beverage — 11.8%
94,000	Beam Inc.	5,505,580
100,000	Campbell Soup Co.	3,385,000
500,000	China Mengniu Dairy Co. Ltd.	1,464,803
180,000	ConAgra Foods Inc.	4,726,800
75,000	Constellation Brands Inc., Cl. A†	1,769,250
300,082	Danone	20,931,579
1,550,000	Davide Campari - Milano SpA	10,553,288
7,000	Diageo plc, ADR	675,500
274,000	Dr Pepper Snapple Group Inc.	11,017,540
582,000	General Mills Inc.	22,959,900
77,000	H.J. Heinz Co.	4,123,350
14,000	Heineken Holding NV	655,383
265,000	ITO EN Ltd.	4,754,440
375,000	Kikkoman Corp.	4,335,810
750,000	Kraft Foods Inc., Cl. A	28,507,500
64,000	Molson Coors Brewing Co., Cl. B	2,896,000
150,000	Morinaga Milk Industry Co. Ltd.	588,982
13,000	Nestlé SA	817,990
2,000	Nestlé SA, ADR	126,000
168,000	NISSIN FOODS HOLDINGS CO. LTD.	6,281,986
1,610,000	Parmalat SpA	4,021,833
339,450	Parmalat SpA, GDR(b)(c)	846,690
206,000	PepsiCo Inc.	13,668,100
62,000	Pernod-Ricard SA	6,482,882
19,319	Remy Cointreau SA	1,963,360

See accompanying notes to schedule of investments.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
1,272,400	Sara Lee Corp.	$27,394,772
346,000	The Coca-Cola Co.	25,607,460
104,000	The Hershey Co.	6,378,320
20,000	Unilever plc, ADR	661,000
361,000	Yakult Honsha Co. Ltd.	12,408,421

		235,509,519

	Health Care — 4.4%
119,000	Abbott Laboratories.	7,293,510
206,000	Bristol-Myers Squibb Co.	6,952,500
273,000	Covidien plc	14,927,640
130,000	Eli Lilly & Co.	5,235,100
97,000	Johnson & Johnson	6,398,120
73,000	Mead Johnson Nutrition Co.	6,021,040
215,000	Merck & Co. Inc.	8,256,000
112,500	Owens & Minor Inc.	3,421,125
817,000	Pfizer Inc.	18,513,220
50,000	Sanofi, ADR	1,937,500
45,000	Schiff Nutrition International Inc.†	553,050
40,000	St. Jude Medical Inc.	1,772,400
26,000	UnitedHealth Group Inc.	1,532,440
64,000	Watson Pharmaceuticals Inc.†	4,291,840

		87,105,485

	Hotels and Gaming — 0.3%
16,000	Accor SA	571,253
77,000	Boyd Gaming Corp.†	603,680
5,000	Hyatt Hotels Corp., Cl. A†	213,600
800,000	Ladbrokes plc	2,048,624
60,000	Las Vegas Sands Corp.	3,454,200

		6,891,357

	Machinery — 0.9%
160,000	CNH Global NV†	6,352,000
90,500	Deere & Co.	7,321,450
126,000	Xylem Inc.	3,496,500

		17,169,950

	Metals and Mining — 1.5%
44,000	Agnico-Eagle Mines Ltd.	1,468,720
295,000	Alcoa Inc.	2,955,900
20,000	Alliance Holdings GP LP	871,000
8,000	BHP Billiton Ltd., ADR	579,200
9,000	Cameco Corp.	193,410
290,000	Freeport-McMoRan Copper & Gold Inc.	11,031,600
253,000	Newmont Mining Corp.	12,971,310
25,000	Peabody Energy Corp.	724,000

		30,795,140

	Paper and Forest Products — 0.7%
389,000	International Paper Co.	13,653,900

Shares		Market Value

	Publishing — 0.0%
220,000	Il Sole 24 Ore SpA†	$223,436
16,000	News Corp., Cl. B	319,680

		543,116

	Real Estate — 0.0%
18,000	Brookfield Asset Management Inc., Cl. A	568,260

	Retail — 3.4%
336,000	CVS Caremark Corp.	15,052,800
9,000	Dollar Thrifty Automotive Group Inc.†	728,190
1,000	HSN Inc.	38,030
142,000	Ingles Markets Inc., Cl. A	2,504,880
214,000	Lowe’s Companies Inc.	6,715,320
105,000	Macy’s Inc.	4,171,650
360,000	Safeway Inc.	7,275,600
290,000	Sally Beauty Holdings Inc.†	7,192,000
133,000	The Home Depot Inc.	6,691,230
273,000	Walgreen Co.	9,142,770
35,000	Wal-Mart Stores Inc.	2,142,000
73,000	Whole Foods Market Inc.	6,073,600

		67,728,070

	Specialty Chemicals — 1.8%
71,000	Air Products & Chemicals Inc.	6,517,800
54,000	Airgas Inc.	4,804,380
92,000	Ashland Inc.	5,617,520
172,099	E. I. du Pont de Nemours and Co.	9,104,037
430,000	Ferro Corp.†	2,554,200
95,000	Olin Corp.	2,066,250
124,000	The Dow Chemical Co.	4,295,360

		34,959,547

	Telecommunications — 5.2%
5,000	AboveNet Inc.†	414,000
532,000	AT&T Inc.	16,614,360
293,000	BCE Inc.	11,737,580
40,000	Belgacom SA	1,285,960
40,000	Bell Aliant Inc.(c)	1,094,792
530,000	Deutsche Telekom AG, ADR	6,386,500
55,000	France Telecom SA, ADR	816,750
230,000	Hellenic Telecommunications Organization SA, ADR	494,500
43,500	Loral Space & Communications Inc.†	3,462,600
160,000	Portugal Telecom SGPS SA	870,430
1,350,000	Sprint Nextel Corp.†	3,847,500
45,000	Telefonica SA, ADR	738,450
100,000	Telefonos de Mexico SAB de CV, Cl. L	79,413
115,000	Telekom Austria AG	1,339,282
142,566	Telephone & Data Systems Inc.	3,300,403
110,000	Telstra Corp. Ltd., ADR	1,885,400
70,000	TELUS Corp., Non-Voting, Cl. A	3,978,800
917,000	Verizon Communications Inc.	35,056,910
40,000	VimpelCom Ltd., ADR	446,400

See accompanying notes to schedule of investments.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
370,000	Vodafone Group plc, ADR	$10,237,900

		104,087,930

	Transportation — 0.6%
250,000	GATX Corp.	10,075,000
20,000	Kansas City Southern†	1,433,800

		11,508,800

	Wireless Communications — 0.5%
101,692	Crown Castle International Corp.†	5,424,251
10,000	NII Holdings Inc.†	183,100
120,000	United States Cellular Corp.†	4,911,600

		10,518,951

	TOTAL COMMON STOCKS	1,866,871,558

	CONVERTIBLE PREFERRED STOCKS — 0.6%
	Broadcasting — 0.0%
12,588	Emmis Communications Corp., 6.250% Cv. Pfd., Ser. A †	204,555

	Building and Construction — 0.0%
200	Fleetwood Capital Trust, 6.000% Cv. Pfd. †(d)	0

	Energy and Utilities — 0.3%
129,000	El Paso Energy Capital Trust I, 4.750% Cv. Pfd.	5,946,900

	Financial Services — 0.2%
1,500	Doral Financial Corp., 4.750% Cv. Pfd. †	184,650
73,000	Newell Financial Trust I, 5.250% Cv. Pfd.	3,467,500

		3,652,150

	Telecommunications — 0.1%
54,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	2,242,080

	Transportation — 0.0%
1,500	GATX Corp., $2.50 Cv. Pfd., Ser. A (d)	302,250

	TOTAL CONVERTIBLE PREFERRED STOCKS	12,347,935

	RIGHTS — 0.0%
	Health Care — 0.0%
145,000	Sanofi, CVR, expire 12/31/20†	195,750

	WARRANTS — 0.0%
	Food and Beverage — 0.0%
650	Parmalat SpA, GDR, expire 12/31/15†(b)(c)(d)	230

Principal Amount		Market Value

	CORPORATE BONDS — 0.7%
	Aerospace — 0.1%
$ 1,500,000	GenCorp Inc., Sub. Deb. Cv., 4.063%, 12/31/39	$1,605,000

	Computer Hardware — 0.2%
3,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	3,007,500

	Diversified Industrial — 0.4%
8,800,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17(c)	8,976,000

	Financial Services — 0.0%
500,000	Janus Capital Group Inc., Cv., 3.250%, 07/15/14	533,750

	Real Estate — 0.0%
450,000	Palm Harbor Homes Inc., 3.250%, 05/15/24†(d)	72,563

	TOTAL CORPORATE BONDS	14,194,813

	U.S. GOVERNMENT OBLIGATIONS — 4.9%
96,086,000	U.S. Treasury Bills, 0.015% to 0.110%††, 04/26/12 to 08/09/12	96,073,049

	TOTAL INVESTMENTS — 100.0%
	(Cost $1,566,619,732)	$1,989,683,335

	Aggregate tax cost	$1,578,894,292

	Gross unrealized appreciation	$488,945,515
	Gross unrealized depreciation	(78,156,472)

	Net unrealized appreciation/depreciation	$410,789,043

(a)	Amount represents less than 0.5 shares.
(b)	Illiquid security.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the market value of Rule 144A securities amounted to $10,917,712 or 0.55% of total investments. Except as noted in (b), these securities are liquid.

(d)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At March 31, 2012, the market value of fair valued securities amounted to $375,043 or 0.02% of total investments.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
Cv.	Convertible
CVR	Contingent Value Right
GDR	Global Depositary Receipt

See accompanying notes to schedule of investments.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Geographic Diversification	% of Market Value	Market Value

North America	83.1%	$1,654,084,112

Europe	13.9	276,643,276

Japan	2.6	50,922,901

Asia/Pacific.	0.3	6,360,033

Latin America	0.1	1,673,013

Total Investments	100.0%	$1,989,683,335

See accompanying notes to schedule of investments.

The Gabelli Dividend & Income Trust

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Dividend & Income Trust

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 3/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Food and Beverage	$234,662,829	$ 846,690	—	$235,509,519
Other Industries (a)	1,631,362,039	—	—	1,631,362,039
Total Common Stocks	1,866,024,868	846,690	—	1,866,871,558
Convertible Preferred Stocks:
Building and Construction	—	—	$ 0	0
Transportation	—	302,250	—	302,250
Other Industries (a)	12,045,685	—	—	12,045,685
Total Convertible Preferred Stocks	12,045,685	302,250	0	12,347,935
Rights (a)	195,750	—	—	195,750
Warrants (a)	—	230	—	230
Corporate Bonds (a)	—	14,122,250	72,563	14,194,813
U.S. Government Obligations	—	96,073,049	—	96,073,049
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,878,266,303	$111,344,469	$72,563	$1,989,683,335

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended March 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Gabelli Dividend & Income Trust

Notes to Schedule of Investments (Unaudited) (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities. The Fund is not subject to an independent limitation on the amount it may invest securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of March 31, 2012, refer to the Schedule of Investments.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of achieving additional return or of hedging the value of the Fund’s portfolio, increasing the income of the Fund, hedging or protecting its exposure to

The Gabelli Dividend & Income Trust

Notes to Schedule of Investments (Unaudited) (Continued)

interest rate movements and movements in the securities markets, managing risks, protecting the value of its portfolio against uncertainty in the level of future currency exchange rates, or hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at March 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of achieving additional return or for hedging the value of the Fund’s portfolio. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) covered at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At March 31, 2012, the Fund held no investments in options

The Gabelli Dividend & Income Trust

Notes to Schedule of Investments (Unaudited) (Continued)

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. At March 31, 2012, the Fund held no investments in equity contract for difference swap agreements.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than begin considered all short-term as under previous law.

Capital Loss Carryforward Available through 2016	$6,213,956
Capital Loss Carryforward Available through 2017	104,827,934
Capital Loss Carryforward Available through 2018	25,247,050

Total Capital Loss Carryforwards	$136,288,940

Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended December 31, 2011, the Fund deferred capital losses of $737,270.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Dividend & Income Trust (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Dividend & Income Trust

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI DIVIDEND & INCOME TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Dividend & Income Trust (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

TRUSTEES AND OFFICERS

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center, Rye, NY 10580-1422

Trustees

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Mario d’Urso

Former Italian Senator

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

Michael J. Melarkey

Attorney-at-Law,

Avansino, Melarkey, Knobel & Mulligan

Salvatore M. Salibello

Certified Public Accountant,

BDO USA, LLP

Edward T. Tokar

Senior Managing Director,

Beacon Trust Company

Anthonie C. van Ekris

Chairman, BALMAC International, Inc.

Salvatore J. Zizza

Chairman, Zizza & Associates Corp.

Officers

Bruce N. Alpert

President and Acting Chief Compliance Office

Agnes Mullady

Treasurer & Secretary

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

David I. Schachter

Vice President

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

State Street Bank and Trust Company

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

	Common	5.875% Preferred	6.00% Preferred
NYSE–Symbol:	GDV	GDV PrA	GDV PrD
Shares Outstanding:	82,911,219	3,048,019	2,542,296

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDVX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Dividend & Income Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/30/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/30/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 5/30/12

*	Print the name and title of each signing officer under his or her signature.